LORD ABBETT INVESTMENT TRUST

Lord Abbett Core Fixed Income Fund

Supplement dated June 18, 2026 to the

Summary Prospectus and Statement of Additional Information, each dated

April 1, 2026, and Prospectus dated April 1, 2026, as revised April 24, 2026

The following table replaces the table in the subsection under “Management—Portfolio Managers” on page 12 of the summary prospectus and page 53 of the statutory prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	1998
Andrew H. O’Brien, Partner and Portfolio Manager	1998
Leah G. Traub, Partner and Portfolio Manager	2021
Adam C. Castle, Partner and Head of Securitized Credit	2021
Karen J. Gunnerson, Senior Managing Director and Portfolio Manager	2024
Yoana N. Koleva, Partner and Portfolio Manager	2025

The following paragraph replaces the seventh paragraph under “Management and Organization of the Funds” beginning on page 277 of the statutory prospectus:

Core Fixed Income Fund. Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, heads the Fund’s team. Mr. Lee joined Lord Abbett in 1997. Additional members of the Fund’s team are Andrew H. O’Brien, Partner and Portfolio Manager, Leah G. Traub, Partner and Portfolio Manager, Adam C. Castle, Partner and Head of Securitized Credit, Karen J. Gunnerson, Senior Managing Director and Portfolio Manager, and Yoana N. Koleva, Partner and Portfolio Manager. Messrs. O’Brien, Castle, and Mses. Traub, Gunnerson, and Koleva joined Lord Abbett in 1998, 2015, 2007, 2017, and 2011, respectively. Messrs. Lee, O’Brien, Castle, and Mses. Traub, Gunnerson, and Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table under the heading “Core Fixed Income Fund” in the subsection titled “Portfolio Manager Information—Other Accounts Managed” on page 7-1 of the statement of additional information (“SAI”):

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Core Fixed Income Fund
Robert A. Lee[1]	18	94,933.07	11	12,482.07	1291	6,688.20
Andrew H. O’Brien	15	98,543.78	8	12,205.96	22	4,242.88
Leah G. Traub	6	9,705.17	2	1,561.24	601	251.77
Adam C. Castle	13	73,975.23	7	11,728.66	0	0
Karen J. Gunnerson	5	8,928.32	3	2,512.35	0	0
Yoana N. Koleva	12	77,095.72	1	1,833.52	1	84.52

1 Included in the number of other accounts and total assets are two accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $1,447.1 million in assets.

The following rows replace the applicable rows of the corresponding table under the heading “Core Fixed Income Fund” in the subsection titled “Portfolio Manager Information—Holdings of Portfolio Managers” on page 7-3 of the SAI:

Ownership of Securities	Aggregate Dollar Range of Securities
Core Fixed Income Fund
Robert A. Lee	Over $1,000,000
Andrew H. O’Brien	$10,001-$50,000
Leah G. Traub	$100,001-$500,000
Adam C. Castle	$10,001-$50,000
Karen J. Gunnerson	$10,001-$50,000
Yoana N. Koleva	$10,001-$50,000

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectuses and/or SAIs.

Please retain this document for your future reference.